UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): June 8, 1998



                          SECOM GENERAL CORPORATION
            (Exact name of registrant as specified in its charter)



DELAWARE                         0-14299                     87-0410875
(State or other                (Commission                  (IRS Employer
jurisdiction of                File Number                Identification No.)
incorporation)


46035 GRAND RIVER AVENUE, NOVI, MICHIGAN                             48374
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:  (248) 305-9410


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Item 5. Other Events

           On June 8, 1998, Robert Clemente ("Clemente") relinquished his positions as the Registrant's president and chief executive officer while remaining as the Chairman of the Registrant's board of directors. In addition, the Registrant's board of directors elected Martin Eidemiller ("Eidemiller") to the board of directors and appointed Eidemiller, Paul Clemente and Terry Hamilton to an executive committee which will fulfill the duties of the Registrant's president on an interim basis. Paul Clemente was also appointed vice president of the Registrant while Scott Konieczny, the Registrant's controller, was appointed to the additional posts of secretary and treasurer.


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

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                        SECOM GENERAL CORPORATION
                                        (Registrant)



                                        By:      /s/ Paul Clemente
                                             -------------------------------
                                                 Paul Clemente
                                                 Vice President

Dated:  June 22, 1998

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